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                                                                EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT AUDITORS



        As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 23, 1994, with regard to the RPM, Inc. Retirement Savings Trust and Plan Financial Statements for the fiscal year ended May 31, 1994 in RPM, Inc.'s Registration Statement on Form S-8 (Reg. No. 33-54720, Retirement Savings Trust and Plan).


                                        /s/ Ciulla Stephens & Co.

                                        CIULLA STEPHENS & CO.


Cleveland, Ohio
September 25, 1994